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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                   FORM 8-K/A

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 15, 2005

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                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            Indiana                   000-21671                 35-1887991
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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                                EXPLANATORY NOTE

The National Bank of Indianapolis Corporation (the "Company") hereby amends its current report on Form 8-K dated September 20, 2005 (the "Original Form 8-K") as set forth in this Amendment No. 1 on Form 8-K/A (the "Amended Form 8-K") to disclose the Committee of the Board of Directors to which the newly appointed Director, John T. Thompson, was appointed. In accordance with Instruction 2 to
Item 5.02 of Form 8-K, the Original Form 8-K omitted the information called for in Item 5.02(d)(3) with respect to the Committee appointment of Mr. Thompson. This Amended Form 8-K is filed solely to provide the information required by
Item 5.02(d)(3).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) As previously reported, on September 15, 2005, the Board of Directors of the Company (the "Board") elected John T. Thompson to serve as a Director. At the time of his election to the Board, Mr. Thompson was not appointed to serve on any committees of the Board. On January 19, 2006, the Board appointed Mr. Thompson to serve on the Audit Committee of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 25, 2006

                                                  THE NATIONAL BANK OF
                                                  INDIANAPOLIS CORPORATION

                                                  By: /s/ Debra L. Ross
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                                                     Debra L. Ross
                                                     Chief Financial Officer